                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              _______________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 10, 1997
                                                 _________________
                            Tyson Foods, Inc.
__________________________________________________________________
________
(Exact Name of Registration as Specified in Charter)

                               Delaware
__________________________________________________________________
________
                (State or Other Jurisdiction of Incorporation)

                               0-3400
__________________________________________________________________
________
                      (Commission File Number)

                              71-0225164
__________________________________________________________________
________
                 (IRS Employer Identification No.)

                 2210 West Oaklawn Drive, Springdale, Arkansas
72062
__________________________________________________________________
________
                  (Address of Principal Executive Offices)    (Zip
Code)

Registrant's telephone number, including area code (501) 290-4000
                                                   ______________

                              Not Applicable
__________________________________________________________________
________
         (Former Name or Former Address, if Changed Since Last
Report)

Item 5.Other Events

       As previously announced, Tyson Foods, Inc., a Delaware corporation
("Tyson"),  entered  into  an Agreement and Plan  of  Merger  (the
"Merger
Agreement"),  dated as of September 4, 1997, among Tyson,  HFI
Acquisition
Sub Inc., a Delaware corporation and a wholly owned subsidiary of Tyson
("Merger  Sub"), and Hudson Foods, Inc., a Delaware corporation
("Hudson").
Pursuant to the Merger Agreement, at the effective time of the Merger (the
"Effective Time"), Hudson will be merged (the "Merger") with and into
Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Tyson. At the Effective Time, each outstanding share of Class A Common Stock, par value $.01 per share, of Hudson ("Hudson
Class A Common Stock") and each outstanding share of Class B Common Stock, par value $.01 per share, of Hudson ("Hudson Class B Common Stock" and, together with Hudson Class A Common Stock, "Hudson Common Stock") will be converted into the right to receive (i) $8.40 in cash, without interest thereon, and (ii) six-tenths (0.6) of a validly issued, fully paid and nonassessable share Class A Common Stock, par value $.10 per share, of
Tyson ("Tyson Class A Common Stock").

       Tyson  has  filed  with  the Securities and  Exchange
Commission  a
registration  statement  on  Form  S-4 (the  "Registration
Statement")  to
register under the Securities Act of 1933 the issuance of shares of Tyson
Class  A  Common  Stock  in  the Merger.  The  Registration
Statement  was
declared effective on December 10, 1997.

       Hudson  has  scheduled  a Special Meeting of  its
stockholders  for
January  9, 1998 (the "Special Meeting") to vote upon a proposal to approve
and   adopt  the  Merger  Agreement.   As  described  in  the
Registration
Statement, at the close of business on November 28, 1997, the record date for the determination of the stockholders of Hudson entitled to notice of and to vote at the Special Meeting, James T. Hudson, Chairman and the principal stockholder of Hudson, owned 65,028 shares of Hudson Class A
Common Stock and 7,650,000 shares of Hudson Class B Common Stock, or approximately 65% of the voting power of the Hudson Common Stock. Pursuant to the Stock Voting Agreement between Tyson and Mr. Hudson entered into in connection with the Merger Agreement (the "Voting Agreement"), Mr. Hudson has agreed to vote all of the shares of Hudson Common Stock owned by him for the approval and adoption of the Merger Agreement.
The  Voting
Agreement will terminate on the earlier to occur of the effective time of the Merger and the termination of the Merger Agreement in accordance with its terms. As a result, provided Mr. Hudson complies with his obligations under the Voting Agreement and the Voting Agreement is not terminated in accordance with its terms, the approval and adoption of the Merger
Agreement are assured and will not require the affirmative vote of any other stockholder of Hudson. It is currently anticipated that the Merger will be consummated shortly after the Special Meeting.

       Certain historical financial information regarding Hudson can be found in Hudson's Annual Report on form 10-K for the fiscal year ended
September 27, 1997, the relevant portions of which are incorporated by reference herein, and certain pro forma financial information giving effect to the Merger can be found in the Registration Statement, the relevant portions of which are incorporated by reference herein.



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Item 7.Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)  Consolidated  Financial Statements of Hudson Foods, Inc.
included  on
     pages 17 through 29 in the Annual Report on Form 10-K of Hudson Foods,
     Inc.  for  the fiscal year ended September 27, 1997
(previously  filed
     with the Commission on December 10, 1997) and incorporated by reference herein.

(b)  Pro Forma Combined Condensed Financial Statements of Tyson
Foods, Inc.
     included on pages 43-47 in the Registration Statement on Form
S-4  of
     Tyson  Foods,  Inc. (File No. 333-41887, filed with the
Commission  on
     December 10, 1997) and incorporated by reference herein.

(c)  Exhibits

     23.1 Consent of Coopers and Lybrand L.L.P.










































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

                           SIGNATURE

          Pursuant  to the requirements of the Securities Exchange
Act  of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TYSON FOODS, INC.


                              By:  /s/Wayne Britt
                                   _____________
                                   Wayne Britt
                                   Executive Vice President
                                   and Chief Financial Officer


December 16, 1997

                               EXHIBIT INDEX


     23.1 Consent of Coopers and Lybrand L.L.P.

EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference of this Form 8-K of Tyson
Foods, Inc. and the registration statement of Tyson Foods, Inc. on Form S-3
(File No. 33-58177) of our report dated November 10, 1997, on our audits of the consolidated financial statements and financial statement schedule of
Hudson  Foods, Inc. as of September 27, 1997, and September 28,
1996,  and
for each of the three years in the period ended September 27, 1997, which report is included in the Annual Report on Form 10-K of Hudson Foods, Inc.


Coopers & Lybrand L.L.P.
Tulsa, Oklahoma
December 15, 1997










































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